SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 26, 2004


                           CHINA NET TV HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------



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Item 1.     Changes in Control of Registrant

                None.


Item 2.     Acquisition or Disposition of Assets

                None.


Item 3.     Bankruptcy or Receivership

                None.


Item 4.     Changes in Registrant's Certifying Accountant

                None.


Item 5.     Other Events

China NetTV announces that it has has granted to the Hunter Dickinson, Inc. an exclusive Option to acquire an aggregate 50% of the Property Rights to the Xietongmen Gold-Copper Prospect in Tibet and a further Option to acquire up to a further 10% of the Property Rights, for an aggregate 60% of such Property Rights on the terms and conditions hereinafter set forth below.

         (a) Hunter Dickinson, Inc. will make the following cash payments totaling $2,000,000 (the Acquisition Costs") to the Company:

                  (i) $500,000 on the Acceptance Date, or, under certain circumstances contemplated in the Agreement, a date which is 90 days following the date of this Agreement; and

                  (ii) $250,000 every four (4) months thereafter until the full balance of the Acquisition Costs are paid in full;

         and

         (b) Hunter Dickinson, Inc. will expend $5,000,000 in exploration costs within twenty-four (24) months following the Effective Date; and a minimum of $3,000,000 is to be expended within twelve (12) months following the Effective Date;

         The total expenditures shall be incurred in accordance with the Work Program, which shall include an estimated thirty (30) drill holes during the first twelve (12) months following the Effective Date.

         (c) Hunter Dickinson, Inc. must give the Company notice in writing of the exercise of the Option to acquire the additional 10%;

Hunter Dickinson, Inc. shall not be entitled to exercise the Option at a time when it is in default.


Item 6.     Resignation and Appointment of Directors

                None.


Item 7.     Financial Statements & Exhibits

                Financial Statements:

                         None.

                Exhibits:

                         10.1  Property Option Agreement


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2004             CHINA NET TV HOLDINGS, INC.



                                    By: /s/ Maurice Tsakok
                                        ----------------------------------------
                                         Maurice Tsakok, Secretary